UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 6, 2013 (June 10, 2013)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2013, Amedisys, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s corporate headquarters in Baton Rouge, Louisiana. There were 28,512,421 shares of common stock represented either in person or by proxy at the Annual Meeting, constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect the seven director nominees identified in the Company’s Proxy Statement dated April 26, 2013 (the “2013 Proxy Statement”) to the Company’s Board of Directors, each to serve a one-year term expiring at the latter of the 2014 Annual Meeting of Stockholders or upon his or her successor being elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013;

3.	To re-approve the material terms of the performance goals under the Company’s 2008 Omnibus Incentive Compensation Plan (the “Omnibus Plan”) for Internal Revenue Code (“IRC”) Section 162(m) purposes; and

4.	To approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the 2013 Proxy Statement) (“say-on-pay” vote).

The final voting results are as follows:

1.	Election of Directors. Seven directors were elected to serve on the Board of Directors of the Company, each to serve a one-year term expiring at the latter of the 2014 Annual Meeting of Stockholders or upon his or her successor being elected and qualified. The name of each director elected at the Annual Meeting, as well as the corresponding number of shares voted for and the number of votes withheld with respect to each director nominee, are as follows:

Name	Votes For	Percentage For	Votes Withheld
William F. Borne	23,576,004	94.90%	1,266,725
Linda J. Hall	24,441,361	98.38%	401,368
Ronald A. LaBorde	23,121,838	93.07%	1,720,891
Jake L. Netterville	23,826,604	95.91%	1,016,125
David R. Pitts	23,825,340	95.90%	1,017,389
Peter F. Ricchiuti	23,834,023	95.94%	1,008,706
Donald A. Washburn	23,581,963	94.93%	1,260,766

There were 3,669,692 broker non-votes on this proposal. Based on the votes set forth above, the director nominees were duly elected by a plurality of the votes cast.

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accountants for the Fiscal Year Ending December 31, 2013. The Company’s stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013, by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
27,127,357	95.14%	1,149,843	235,221	N/A

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

3.	Re-approval of the Material Terms of the Performance Goals under the Omnibus Plan for IRC Section 162(m) purposes. The Company’s stockholders also re-approved the material terms of the performance goals under the Omnibus Plan for IRC Section 162(m) purposes by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
24,279,848	97.73%	520,320	42,561	3,669,692

The proposal received the required affirmative vote of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

4.	Say-on-Pay Vote. The Company’s stockholders also voted to approve, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers (as described in the 2013 Proxy Statement), by the votes set forth below:

Votes For	Percentage For	Votes Against	Abstain	Broker Non-Votes
24,383,562	98.15%	396,803	62,364	3,669,692

The proposal received the required affirmative vote, on an advisory basis, of the holders of a majority of the voting power represented by the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Scott G. Ginn
Scott G. Ginn
Senior Vice President of Accounting and Controller
(Principal Accounting Officer)

DATE: June 10, 2013

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